Exhibit 10.11

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


         This FOURTH AMENDMENT (this "Amendment") dated as of November 20, 2000, is among (a) WASTE INDUSTRIES, INC., a North Carolina corporation having its principal place of business at 3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609 (the "Parent"), and each of the subsidiaries of the Parent (the "Subsidiaries" and together with the Parent, the "Borrowers"), (b) FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, and the other lending institutions listed on the signature pages hereto (collectively, the "Banks"), (c) FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as Administrative Agent for the Banks (the "Administrative Agent"), and (d) BRANCH BANKING AND TRUST COMPANY, as Documentation Agent for the Banks (the "Documentation Agent").

         WHEREAS, the Borrowers, the Banks, the Administrative Agent and the Documentation Agent are parties to that certain Revolving Credit Agreement dated as of November 9, 1999 (as amended, the "Credit Agreement");

         NOW, THEREFORE, the Borrowers, the Administrative Agent and the Banks hereby agree as follows:

         ss.1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         ss.2. Amendment to Credit Agreement.

         (a) Section 8.3 of the Credit Agreement is hereby amended by deleting that Section in its entirety, and replacing it with the following New Section 8.3.:


                  "8.3.  Consolidated Net Worth.

                  Commencing with the fiscal quarter ended September 30, 2000, the Borrowers will not permit their Consolidated Net Worth at the end of any fiscal quarter to be less than the sum of $65,250,000 plus the sum of (a) 50% of positive Consolidated Net Income for each fiscal quarter, beginning with the fiscal quarter ended December 31, 2000, and
         (ii) 100% of the net proceeds of any sale by the Borrowers of (A) equity securities issued by the Borrowers or (B) warrants or subscription rights for equity securities issued by the Borrowers occurring after September 30, 2000."

         ss.3. Representations and Warranties. Each of the Borrowers represents and warrants to the Administrative Agent and the Banks as follows:
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                                      -2-

         (a) The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date.

         (b) The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of all of their agreements and obligations under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (i) are within the authority of each of the Borrowers, (ii) have been duly authorized by all necessary proceedings or actions by each of the Borrowers, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrowers are subject or any judgment, order, writ, injunction, license or permit applicable to the Borrowers, and (iv) do not conflict with any provision of the charter, by-laws or any agreement or other instrument binding upon any of the Borrowers.

         (c) This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents to which each of the Borrowers is a party constitute the legal, valid and binding obligations of each of the Borrowers (as the case may be) enforceable against each such Person in accordance with their respective terms.

         ss.4. Conditions to Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of the following:

         (a) original counterpart signatures (or a faxed copy thereof with originals to follow) to this Amendment, duly executed and delivered by the Borrowers and the Majority Banks;

         (b) a copy of the duly executed amendments to the Purchase Agreements to conform Section 6B therein to this Amendment; and

         (c) an amendment fee in the amount of Seven Thousand Five Hundred Dollars ($7,500) (the "Amendment Fee"), payable to each Bank executing this Amendment, provided, that each Bank executing this Amendment must have returned a copy of its original executed counterpart of this Amendment to the Administrative Agent, via facsimile, by 5:00 P.M. on November 22, 2000 in order to be entitled to the Amendment Fee.

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                                      -3-

         ss.5. Confirmatory Waivers.

         (a) Subject to the satisfaction of the conditions set forth in ss.4, the Banks confirm that they will have waived, by the consequent amendment to
Section 8.3 of the Credit Agreement as contemplated hereby, any Event of Default resulting from the Borrowers' failure to comply with the deleted Section 8.3 of the Credit Agreement for the fiscal quarter ending September 30, 2000.

         (b) The waivers referred to in ss.5(a) shall not extend to (i) any failure of the Borrower or the Parent to comply with Section 8.3 of the Credit Agreement after giving effect to this Amendment and (ii) any other Event of Default not expressly referred to in ss.5(a).

         ss.6. Costs and Expenses. The Borrowers acknowledge and agree that the reasonable costs and expenses incurred by the Administrative Agent (including attorneys' fees) in the preparation, negotiation and execution of this Amendment and the other documents and instruments contemplated hereby are for the account of the Borrowers as provided in ss.15 of the Credit Agreement.

         ss.7. Miscellaneous Provisions.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                 WASTE INDUSTRIES, INC.
                                 KABCO OF NORTH CAROLINA, INC.
                                 WASTE ENTERPRISES, INC.
                                 WASTE INDUSTRIES EAST, INC.
                                 NORTH MECKLENBURG SANITATION, INC.
                                 WASTE INDUSTRIES SOUTH, INC.
                                 WASTE INDUSTRIES OF GEORGIA, INC.
                                 ECO SERVICES, INC.
                                 WI-ACS, INC.
                                 DUMPSTERS, INC.
                                 RELIABLE TRASH SERVICE, INC.
                                 RAILROAD AVENUE DISPOSAL, INC.
                                 TRANS WASTE SERVICES, INC.
                                 CURB APPEAL NEW HOME SERVICES, INC.
                                 OLD KINGS ROAD SOLID WASTE, INC.
                                 WASTE INDUSTRIES OF TENNESSEE, LLC
                                 WASTE SERVICES OF DECATUR, LLC
                                 LIBERTY WASTE LENDING COMPANY, LLC
                                 WASTE INDUSTRIES OF VIRGINIA, LLC
                                 QUICK-WAY SALVAGE, INC.
                                 S&S ENTERPRISES, INC.
                                 SOUTHERN WASTE SERVICES, INC.
                                 SOUTHERN WASTE OF ALABAMA, INC.
                                 SAMPSON COUNTY DISPOSAL, INC.
                                 WASTESTREAM SERVICES, LLC
                                 SAFEGUARD LANDFILL MANAGEMENT, INC.
                                 SHAMROCK ENVIRONMENTAL, INC.



                                 By: ___________________________________________
                                 Name:
                                 Title:

                                 FLEET NATIONAL BANK, (f/k/a BankBoston, N.A.), individually and as Administrative Agent



                                 By: ___________________________________________
                                 Name:

                                 BRANCH BANKING AND TRUST COMPANY,
                                 individually and as Documentation Agent



                                 By: ___________________________________________
                                 Name:


                                 COMERICA BANK



                                 By: ___________________________________________
                                 Name:


                                 WACHOVIA BANK, N.A.



                                 By: ___________________________________________
                                 Name:


                                 FIRST UNION NATIONAL BANK



                                 By: ___________________________________________
                                 Name:


                                 CITIZENS BANK OF MASSACHUSETTS (as
                                 successor to USTRUST)



                                 By: ___________________________________________
                                 Name:

                                 CENTURA BANK



                                 By:__________________________________________
                                 Name:


                                 BANK AUSTRIA CREDITANSTALT
                                 CORPORATE FINANCE, INC.



                                 By: ___________________________________________
                                 Name:




                                 By: ___________________________________________
                                 Name: